ADAMS
DIVERSIFIED EQUITY
FUND

FIRST QUARTER REPORT
MARCH 31, 2023
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Letter to Shareholders

Dear Fellow Shareholders,
Following a double-digit decline in 2022, equities broadly advanced in the first quarter of 2023, despite volatility caused by shifting expectations for inflation and interest rates, as well as turmoil in the banking industry. Growth stocks drove the gains in a reversal of last year. Signs of subsiding inflation and optimism that the U.S. Federal Reserve (Fed) could slow the pace of interest rate hikes helped drive a January rally. That sentiment started to shift as economic data—including inflation, retail sales, and unemployment remained resilient, raising expectations that interest rates would go higher, and stay high for longer. In March, Silicon Valley Bank (SVB) and Signature Bank collapsed, driving sharp declines in the Financials sector that reverberated across much of the market, and once again changed expectations for the Fed’s short-term plans.
“Following a double-digit decline in 2022, equities broadly advanced in the first quarter of 2023...”

By late March, bank stocks had partially recovered, supported by government efforts to protect depositors and provide liquidity to the industry. Broad equity indexes also rallied on the latest signs of cooling inflation. Gains were heavily concentrated in mega-cap growth stocks tied to technology and consumer spending, especially Apple, Microsoft, and NVIDIA.
A number of companies announced layoffs during the first quarter, revealing corporate America’s concerns about a potential recession and its impact on margins and earnings. While announcements from market leaders such as Amazon, Meta, and Microsoft garnered the most attention, similar cuts took place in almost every sector of the market. Nonetheless, unemployment remained low, and the data released in March flirted with five-decade lows. The Fed raised its benchmark federal funds rate by 25 basis points in early February and again in late March, marking nine consecutive rate hikes in one year, totaling 4.75%. Fed Chair Jerome Powell acknowledged the challenge of engineering a “soft landing” that avoids a deep recession, but he also sounded hopeful that it could be accomplished. Investors seemed to agree with his optimism in early 2023.

Letter to Shareholders (continued)

Our Fund rose 6.9% in the first quarter, modestly underperforming its S&P 500 Index benchmark. Information Technology was the primary contributor to relative performance. The Financials, Health Care, and Communication Services sectors were the largest detractors to performance.
Our Information Technology investments returned 22.9%, outpacing the benchmark’s strongest performing sector. Our overweight in Arista Networks, a cloud networking solutions company for data centers, was a key contributor. Arista shares benefited in early 2023 from Microsoft’s investment in artificial intelligence company ChatGPT. AI requires an enormous amount of data to be stored and processed. This plays nicely into Arista’s business. Engineering simulation software company ANSYS also made a notable impact, rising 25.4% after being added to the Fund in January. The company reported strong fourth-quarter revenue and profit growth, exceeding both Wall Street’s expectations and ANSYS’s own guidance. We believe its products provide significant value which should enable them to continue growing despite concerns about slowing growth for its industrial customers.
Turmoil in the banking industry caused the Financials sector to be the weakest performing sector in the S&P 500 during the first quarter, falling -5.6%. Our sector holdings returned -7.7%. Key detractors were overweight positions in the capital markets and insurance industries, particularly our overweight in Charles Schwab. Shares fell sharply after the SVB news, amid concerns about unrealized losses from its longer-maturity bond holdings, as well as customers moving cash deposits to higher-yielding assets such as money market funds. We believe Schwab’s strong balance sheet, access to liquidity, high percentage of insured deposits, and relatively conservative interest-rate risk management will likely protect the company from contagion. In the insurance industry, American International Group was a notable detractor as weak quarterly earnings and concerns about liquidity during the bank turmoil weighed on the shares. Consequently, we reduced our exposure during the quarter. MarketAxess Holdings was one of the strongest performers in the sector during the quarter and helped mitigate the Fund’s sector losses. MarketAxess runs a leading global platform for trading bonds, and we believe it stands to benefit from increased fixed income trading on electronic platforms.
In Health Care, the Fund’s holdings generated a -6.2% return, compared to -4.3% in the S&P 500. Our positions in CVS Health and Molina Healthcare were the largest detractors. CVS shares declined despite reporting mostly strong 2022 results. Concerns about the impact of an expiring pharmacy benefit contract and lower ratings on its Medicare Advantage insurance plans weighed on the stock.

Letter to Shareholders (continued)

CVS announced plans to acquire Oak Street Health, a network of primary care centers, and closed its deal for healthcare services company Signify Health, at a combined cost of approximately $18 billion. We believe these acquisitions further their transition from drug store retailer to holistic health care provider, which should support long-term growth. Molina surpassed expectations for revenue growth due to rising premium income, but year-over-year profits declined amid rising operating expenses. We exited our position during the quarter.
For the three months ended March 31, 2023, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 6.9%. This compares to the 7.5% total return for the S&P 500 and a 6.5% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was 7.3%.
For the twelve months ended March 31, 2023, the Fund’s total return on NAV was -7.7%. Comparable figures for the S&P 500 and Morningstar U.S. Large Blend category were -7.7% and -7.7%, respectively. The Fund’s total return on market price was -9.7%.
During the quarter, the Fund paid distributions to shareholders of  $6.0 million, or $.05 per share, consisting of $.02 net investment income and $.02 long-term capital gain realized in 2022, and $.01 net investment income realized in 2023.
Uncertainty remains a buzzword for investors these days, following a difficult 2022 and a quarter that was, at times, volatile. While we were pleased to see equity markets’ strength, the questions investors were asking as we entered the year remain largely unanswered. We still don’t know whether we are, or will soon be, in a recession. The path forward for interest rates became cloudier during the first three months of 2023, and the Fed’s margin for error is tighter still. Inflation readings have been inconsistent.
All of these macroeconomic issues continued to drive day-to-day market volatility during the last quarter, and sometimes their impact seemed outsized. We also understand it’s a stressful time to be an investor, especially on the heels of a difficult 2022. We continue to monitor the macroeconomic situation while remaining focused on the long term and managing risk. We continue to seek opportunities in quality companies with strong fundamentals and the ability to grow earnings through full market cycles. In other words, we place our trust in our process and appreciate the trust you place in us.

Letter to Shareholders (continued)

As you may know, this is my last shareholder letter. I will be retiring after our Annual Meeting in April. February marked my tenth year as CEO of Adams Funds, and I am very proud of what we accomplished. We have an incredible team, and it has been an honor working with them. This talented team and the support of our Board allowed us to transform Adams Funds into a top-quality asset management company. I have thoroughly enjoyed the past 10 years and while leaving is never easy, I could not be more excited about what comes next for the Company. Jim Haynie is without question the best person to be the next CEO. He is an excellent investor and a thoughtful person who has the respect and support of everyone in the Company. I leave with the knowledge that Adams Funds has a very bright future.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
April 20, 2023

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2023	2022
At March 31:
Net asset value per share	$18.52	$21.49
Market price per share	$15.55	$18.44
Shares outstanding	120,844,712	117,872,270
Total net assets	$2,238,417,080	$2,533,172,745
Average net assets	$2,181,454,419	$2,542,016,130
Unrealized appreciation on investments	$757,080,578	$1,067,874,047

For the three months ended March 31:
Net investment income	$4,035,535	$3,565,717
Net realized gain (loss)	$40,748,226	$69,950,122
Cost of shares repurchased	$851,641	$–
Shares repurchased	57,434	–
Total return (based on market price)	7.3%	-4.7%
Total return (based on net asset value)	6.9%	-4.2%

Key ratios:
Expenses to average net assets*	0.66%	0.61%
Net investment income to average net assets*	0.78%	0.60%
Portfolio turnover*	80.0%	77.6%
Net cash & short-term investments to net assets	0.4%	0.7%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2023
(unaudited)
	Market Value	Percent of Net Assets
Apple Inc.	$157,397,050	7.0%
Microsoft Corporation	149,252,910	6.7
Alphabet Inc. Class A	62,901,872	2.8
Amazon.com, Inc.	55,580,349	2.5
UnitedHealth Group Incorporated	46,928,187	2.1
NVIDIA Corporation	46,220,928	2.1
Adams Natural Resources Fund, Inc.*	44,960,073	2.0
Thermo Fisher Scientific Inc.	44,149,942	2.0
Visa Inc. Class A	39,974,058	1.8
JPMorgan Chase & Co.	39,547,391	1.8
	$686,912,760	30.8%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

March 31, 2023
(unaudited)
	Shares	Value (a)
Common Stocks — 99.6%
Communication Services — 7.9%
Alphabet Inc. Class A (b)	606,400	$62,901,872
Comcast Corporation Class A	533,000	20,206,030
Communication Services Select Sector SPDR Fund	122,466	7,099,354
Meta Platforms, Inc. Class A (b)	141,500	29,989,510
Netflix, Inc. (b)	30,022	10,372,001
T-Mobile US, Inc. (b)	171,870	24,893,651
Walt Disney Company (b)	219,300	21,958,509
		177,420,927
Consumer Discretionary — 10.4%
Amazon.com, Inc. (b)	538,100	55,580,349
Booking Holdings Inc. (b)	10,600	28,115,546
Capri Holdings Limited (b)	248,000	11,656,000
Home Depot, Inc.	58,000	17,116,960
Las Vegas Sands Corp. (b)	229,800	13,202,010
O’Reilly Automotive, Inc. (b)	24,600	20,884,908
Tesla, Inc. (b)	131,500	27,280,990
TJX Companies, Inc.	270,060	21,161,902
Tractor Supply Company	94,691	22,256,173
YUM! Brands, Inc.	113,200	14,951,456
		232,206,294
Consumer Staples — 7.0%
Coca-Cola Company	165,700	10,278,371
Estee Lauder Companies Inc. Class A	62,667	15,444,909
Monster Beverage Corporation (b)	301,868	16,303,891
PepsiCo, Inc.	78,800	14,365,240
Philip Morris International Inc.	227,435	22,118,054
Procter & Gamble Company	246,249	36,614,764
Sysco Corporation	180,900	13,970,907
Walmart Inc.	194,981	28,749,948
		157,846,084
Energy — 4.7%
Adams Natural Resources Fund, Inc. (c)(g)	2,186,774	44,960,073
ConocoPhillips	192,500	19,097,925
Exxon Mobil Corporation	63,874	7,004,423
Marathon Petroleum Corporation	153,337	20,674,428
Pioneer Natural Resources Company	63,600	12,989,664
		104,726,513

Schedule of Investments (continued)

March 31, 2023
(unaudited)
	Shares	Value (a)
Financials — 12.8%
American International Group, Inc.	199,900	$10,066,964
Bank of America Corp.	444,968	12,726,085
Berkshire Hathaway Inc. Class B (b)	110,294	34,055,478
Charles Schwab Corp.	445,400	23,330,052
JPMorgan Chase & Co.	303,487	39,547,391
MarketAxess Holdings Inc.	39,781	15,565,907
Mastercard Incorporated Class A	92,462	33,601,615
Morgan Stanley	261,869	22,992,098
Visa Inc. Class A	177,300	39,974,058
Wells Fargo & Company	860,400	32,161,752
Willis Towers Watson plc	96,700	22,471,146
		286,492,546
Health Care — 13.9%
AbbVie, Inc.	179,776	28,650,901
AmerisourceBergen Corporation	156,900	25,121,259
CVS Health Corporation	266,674	19,816,545
DexCom, Inc. (b)	194,957	22,650,104
Eli Lilly and Company	76,768	26,363,667
Health Care Select Sector SPDR Fund	70,163	9,083,302
Incyte Corporation (b)	304,300	21,991,761
Johnson & Johnson	121,800	18,879,000
Merck & Co., Inc.	84,000	8,936,760
Pfizer Inc.	265,660	10,838,928
Regeneron Pharmaceuticals, Inc. (b)	33,500	27,525,945
Thermo Fisher Scientific Inc.	76,600	44,149,942
UnitedHealth Group Incorporated	99,300	46,928,187
		310,936,301
Industrials — 8.9%
Allegion plc	150,000	16,009,500
Automatic Data Processing, Inc.	45,500	10,129,665
Boeing Company (b)	106,000	22,517,580
Carrier Global Corporation	230,814	10,559,740
General Dynamics Corporation	109,800	25,057,458
Industrial Select Sector SPDR Fund	125,600	12,708,208
Ingersoll Rand Inc.	302,900	17,622,722
Lincoln Electric Holdings, Inc.	55,180	9,330,938
Parker-Hannifin Corporation	51,557	17,328,823
Quanta Services, Inc.	119,000	19,830,160
TransDigm Group Incorporated (b)	26,700	19,679,235
Union Pacific Corporation	92,600	18,636,676
		199,410,705

Schedule of Investments (continued)

March 31, 2023
(unaudited)
	Shares	Value (a)
Information Technology — 26.2%
Accenture plc Class A	101,119	$28,900,821
Advanced Micro Devices, Inc. (b)	106,300	10,418,463
ANSYS, Inc. (b)	52,100	17,338,880
Apple Inc.	954,500	157,397,050
Arista Networks, Inc. (b)	123,891	20,796,343
Autodesk, Inc. (b)	70,400	14,654,464
Cisco Systems, Inc.	502,500	26,268,188
Intuit Inc.	47,600	21,221,508
Lam Research Corporation	48,900	25,922,868
Manhattan Associates, Inc. (b)	111,700	17,296,745
Microsoft Corporation	517,700	149,252,910
NVIDIA Corporation	166,400	46,220,928
Oracle Corporation	109,400	10,165,448
Paycom Software, Inc. (b)	44,200	13,437,242
QUALCOMM Incorporated	183,100	23,359,898
Technology Select Sector SPDR Fund	29,580	4,466,876
		587,118,632
Materials — 2.6%
Air Products and Chemicals, Inc.	26,800	7,697,228
FMC Corporation	86,200	10,527,606
Linde plc	50,600	17,985,264
Sherwin-Williams Company	46,000	10,339,420
Steel Dynamics, Inc.	98,500	11,136,410
		57,685,928
Real Estate — 2.5%
Prologis, Inc.	174,800	21,809,796
Public Storage	31,800	9,608,052
Realty Income Corporation	190,900	12,087,788
SBA Communications Corp. Class A	45,200	11,800,364
		55,306,000
Utilities — 2.7%
AES Corporation	582,500	14,026,600
CenterPoint Energy, Inc.	460,600	13,569,276
PPL Corporation	576,500	16,020,935
Sempra Energy	104,800	15,841,568
		59,458,379
Total Common Stocks
(Cost $1,471,843,866)		2,228,608,309

Schedule of Investments (continued)

March 31, 2023
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(g)
(Cost $150,000)		$466,000
Short-Term Investments — 0.4%
Money Market Funds — 0.4%
Northern Institutional Treasury Portfolio, 4.56% (e)	1,004,162	1,004,162
Western Asset Institutional Liquid Reserves Fund, 4.95% (e)	8,108,061	8,106,440
Total Short-Term Investments
(Cost $9,109,951)		9,110,602
Total — 100.0%
(Cost $1,481,103,817)		2,238,184,911
Other Assets Less Liabilities — 0.0%		232,169
Net Assets — 100.0%		$2,238,417,080

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	PepsiCo, Inc. (98,600 shares)	3/11/2024	$16,918,597	$1,038,623	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (230,900 shares)	3/11/2024	(16,883,547)	—	(341,224)
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Conagra Brands, Inc. (394,077 shares)	4/10/2024	14,164,196	585,200	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (195,917 shares)	4/10/2024	(14,100,137)	—	(562,429)
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Keurig Dr Pepper Inc. (312,201 shares)	4/10/2024	10,898,947	137,827	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (150,716 shares)	4/10/2024	(10,847,023)	—	(432,668)

Schedule of Investments (continued)

March 31, 2023
(unaudited)
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Post Holdings, Inc. (121,676 shares)	4/10/2024	$10,888,179	$6,763	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (150,695 shares)	4/10/2024	(10,845,512)	—	(432,608)
Gross unrealized gain (loss) on open total return swap agreements					$1,768,413	$(1,768,929)
Net unrealized loss on open total return swap agreements (f)						$(516)

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley.

(g)
During the three months ended March 31, 2023, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and long-term capital gain distributions	Dividend income and short-term capital gain distributions	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,186,774	43,735	174,942	(2,711,600)	44,960,073
Total		$43,735	$174,942	$(2,711,600)	$45,426,073
Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Lauriann C. Kloppenburg(1)(3) (4)	Mark E. Stoeckle (1)
Frederic A. Escherich (1) (3) (4)	Kathleen T. McGahran (1) (2) (3)
Mary Chris Jammet (2) (4)	Jane Musser Nelson (2) (3)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com